NUVEEN GLOBAL INFRASTRUCTURE FUND

SUPPLEMENT DATED NOVEMBER 17, 2020

TO THE PROSPECTUS DATED APRIL 30, 2020

The section of the prospectus entitled “How We Manage Your Money – More About Our Investment Strategies – Concentration Policy” is hereby deleted and replaced with the following:

Concentration Policy

In normal market conditions, Nuveen Global Infrastructure Fund will invest at least 25% of its assets in securities of issuers in the infrastructure industries; Nuveen Global Real Estate Securities Fund and Nuveen Real Estate Securities Fund will invest at least 25% of their assets in securities of issuers in the real estate industry; and Nuveen Real Asset Income Fund will invest at least 25% of its assets in securities of issuers in the infrastructure and real estate industries, collectively.

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FOR FUTURE REFERENCE

MGN-GIFP-1120P

NUVEEN GLOBAL INFRASTRUCTURE FUND

SUPPLEMENT DATED NOVEMBER 17, 2020

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2020

1.	Investment restriction number (1) in the second paragraph of the section entitled “Investment Restrictions” is hereby deleted and replaced with the following:

None of the Funds will:

(1) Concentrate its investments in a particular industry, except that, in normal market conditions (a) Nuveen Global Infrastructure Fund shall concentrate in securities of issuers in the infrastructure industries; (b) Nuveen Real Asset Income Fund shall concentrate in securities of issuers in the infrastructure and real estate industries, collectively; and (c) Nuveen Real Estate Securities Fund shall concentrate in securities of issuers in the real estate industry. For purposes of this limitation, the U.S. government is not considered a member of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

2.	The fourth paragraph of the section entitled “Investment Restrictions” is hereby deleted and replaced with the following:

For purposes of applying the limitation set forth in number (1) above, according to the current interpretation by the Securities and Exchange Commission (“SEC”), a Fund would be concentrated in an industry if 25% or more of its net assets, based on current market value at the time of purchase, were invested in that industry. Industry classifications of a Fund’s investments are determined by reference to the classifications set forth in the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard (“GICS”). For purposes of each Fund’s industry concentration policy as set forth in limitation number (1) above, infrastructure industries include the following: Air Freight and Logistics; Airlines; Electric Utilities; Energy Equipment and Services; Gas Utilities; Independent Power Producers and Energy Traders; Marine; Multi- Utilities; Oil, Gas and Consumable Fuels; Road and Rail; Transportation Infrastructure; and Water Utilities; and the real estate industry includes the following: Real Estate Investment Trusts; Real Estate Management and Development; and Mortgage Real Estate Investment Trusts. For purposes of this limitation, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived principally from the assets and revenues of non-governmental users, the securities will be deemed to be from the industry of that non-governmental user. To the extent a Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (1) above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

PLEASE KEEP THIS WITH YOUR

STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-GIFSAI-1120P